Exhibit 10.7
[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
SECOND AMENDMENT TO DISTRIBUTION AGREEMENT
This SECOND AMENDMENT TO DISTRIBUTION AGREEMENT (this “Amendment”) is made and entered into as June 13, 2007 (the “Effective Amendment Date”) by and between Century Medical, Inc., a Japanese corporation with its principal place of business located at 1-6-4 Ohsaki, Shinagawa-Ku, Tokyo, 141-8588, Japan (“DISTRIBUTOR”), and Cardica, Inc., a Delaware corporation with its principal place of business located at 900 Saginaw Drive, Redwood City, California 94063 USA (“COMPANY”).
R E C I T A L S
WHEREAS, DISTRIBUTOR and COMPANY have entered into that certain Distribution Agreement effective as of June 16, 2003 (the “Distribution Agreement”), in which COMPANY appointed DISTRIBUTOR as its exclusive distributor of the Products within the Territory;
WHEREAS, DISTRIBUTOR and COMPANY have amended that certain Distribution Agreement effective as of March 30, 2007 (the “First Amendment to Distribution Agreement”); and
WHEREAS, in connection therewith, DISTRIBUTOR and COMPANY have agreed to amend certain provisions contained in the Distribution Agreement and First Amendment to Distribution Agreement;
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:
A.	Definitions. Unless otherwise defined herein, all capitalized terms in this Amendment shall have the respective meanings ascribed to them in the Distribution Agreement.
B.	Amendment to Section 1.3. Section 1.3 of the Distribution Agreement is hereby deleted in its entirety and replaced with the following provision:
““First Commercial Sale” shall mean the first sale of the Products with the intended maximum shelf life of twelve (12) months or more by DISTRIBUTOR to a third party in the Territory with all medical device approvals required to market and sell such Product (“Shonin”) and all facility accreditation approvals from the Japanese Ministry of Health, Labour and Welfare (“MHLW”).”

C.	Amendment to Section 3. Section 3 of the Distribution Agreement is hereby deleted in its entirety and replaced with the following provision:
“This Agreement and rights conferred on DISTRIBUTOR hereunder shall come into effect on the Effective Date. The term of this Agreement shall expire on July 31, 2014.”
D.	Amendment to Section 8.6. Section 8.6 of the Distribution Agreement is hereby amended to remove all references to the “Distal Device” in this Section.
E.	Schedule 1, Products and Prices. Schedule 1 of the Distribution Agreement, Products and Prices, is hereby deleted and replaced with a new Schedule 1, attached hereto.
F.
Entire Agreement. Except as specifically modified or amended hereby, the Distribution Agreement and the First Amendment to Distribution Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. This Second Amendment, the First Amendment and the Distribution Agreement constitute the entire and final agreement between the Parties on the subject matter hereof and supersede any and all prior oral or written agreements or discussions on the subject matter hereof. This Amendment and the Distribution Agreement may not be modified in any respect except in a writing which states the modification and is signed by both Parties hereto.

G.
Conflicts. This Amendment shall be governed by all the terms and conditions of the Distribution Agreement. In the event of any conflict between the terms of the Distribution Agreement and the terms of this Amendment, the terms of this Amendment shall control.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Effective Amendment Date.
COMPANY:
CARDICA, INC.

/s/ Bernard Hausen
Name: Bernard Hausen
Title: President and CEO
DISTRIBUTOR:
CENTURY MEDICAL, INC.

/s/ Toshio Konishi
Name: Toshio Konishi Title: President & CEO

Schedule 1. Products and Prices
•	$[*] FCA per Pas-Port, Proximal Device. In accordance with Section 8.1 of the Distribution Agreement, as amended, this price shall be valid until June 17, 2010.
If the selling price to DISTRIBUTOR exceeds [*]% of COMPANY’s average U.S. selling price, then DISTRIBUTOR shall have the right to discuss pricing matters with COMPANY. COMPANY shall reasonably disclose its average U.S. selling price to DISTRIBUTOR upon written request by DISTRIBUTOR.

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